UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

SHORT-TERM

INVESTMENT GRADE

BOND FUND

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   JUNE 30, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. The Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.25% and the yield on the 10-year Treasury was 4.24%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 3.92%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 2.51%.

Performance Review

For the six months ended June 30, 2005, Class A shares of the Smith Barney Funds, Inc. — Short-Term Investment Grade Bond Fund, excluding sales charges, returned 0.90%. These shares outperformed the Lipper Short Investment Grade Funds Category Average1, which increased 0.88% over the same time frame. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-5 Years Indexv, returned 1.05% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 221 funds in the Fund’s Lipper category, and excluding sales charges.

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PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005

(excluding sales charges)

(unaudited)

6 Months

Short-Term Investment Grade Bond Fund — Class A Shares	0.90%

Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index	1.05%

Lipper Short Investment Grade Funds Category Average	0.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.86%, Class C shares returned 0.63% and Class Y shares returned 1.08% over the six months ended June 30, 2005.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and

2       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 2, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index is a broad measure of the performance of short-term U.S. Treasury and corporate fixed-income securities.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.90%	$1,000.00	$1,009.00	0.87%	$4.33

Class B	0.86	1,000.00	1,008.60	1.42	7.07

Class C	0.63	1,000.00	1,006.30	1.42	7.06

Class Y	1.08	1,000.00	1,010.80	0.49	2.44

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.48	0.87%	$4.36

Class B	5.00	1,000.00	1,017.75	1.42	7.10

Class C	5.00	1,000.00	1,017.75	1.42	7.10

Class Y	5.00	1,000.00	1,022.36	0.49	2.46

(1)	For the six months ended June 30, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
CORPORATE BONDS & NOTES — 54.0%
Apparel — 0.7%
$ 2,350,000	A-	VF Corp., Notes, 8.100% due 10/1/05	$2,372,983

Auto Parts — 0.8%
2,650,000	A	Johnson Controls, Inc., Notes, 5.000% due 11/15/06	2,683,727

Banks — 8.6%
2,000,000	A+	ABN Amro Bank NV, Subordinated Notes, 7.125% due 6/18/07	2,110,496
2,470,000	A	Bank One Corp., Subordinated Notes, 7.125% due 5/15/07	2,599,388
3,575,000	AA-	BankBoston N.A., Subordinated Notes, 6.375% due 3/25/08	3,772,826
3,354,538	AA-	Fifth Third Bank, Notes, 2.870% due 8/10/09	3,256,572
2,475,000	A	HSBC Finance Corp., Medium-Term Notes, 4.125% due 3/11/08	2,470,872
2,092,000	A	Key Bank National Association, Notes, 5.000% due 7/17/07	2,127,171
2,525,000	A	Marshall & Ilsley Corp., Medium-Term Notes, Series E, 5.750% due 9/1/06	2,574,273
2,950,000	AA-	SunTrust Bank, 4.550% due 5/25/09	2,925,512
3,325,000	AA-	U.S. Bank North America, Notes, 2.870% due 2/1/07	3,272,638
1,325,000	A-	Wachovia Corp., Subordinated Notes, 6.400% due 4/1/08	1,399,674
2,750,000	BBB+	Zions Bancorp., Senior Notes, 2.700% due 5/1/06	2,722,247

		Total Banks	29,231,669

Beverages — 1.5%
2,855,000	A	Bottling Group LLC, Senior Notes, 2.450% due 10/16/06	2,802,985
2,225,000	A	Diageo Capital PLC, Notes, 3.500% due 11/19/07	2,196,157

		Total Beverages	4,999,142

Building Materials — 0.5%
1,850,000	BBB+	Masco Corp., Notes, 6.750% due 3/15/06	1,883,722

Cosmetics/Personal Care — 1.0%
3,375,000	AA-	Gillette Co., Notes, 3.500% due 10/15/07	3,336,420

Diversified Financial Services — 14.0%
2,750,000	A	Bear Stearns Cos., Inc., Notes, 5.700% due 1/15/07	2,813,924
2,000,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series K, 5.625% due 5/15/07	2,050,078
2,825,000	A+	Credit Suisse First Boston USA, Inc., 3.875% due 1/15/09	2,794,063
2,000,000	BB+	Ford Motor Credit Co., Notes, 7.600% due 8/1/05	2,004,518
3,250,000	AAA	General Electric Capital Corp., Notes, 3.500% due 8/15/07	3,213,480
2,000,000	BB	General Motors Acceptance Corp., Notes, 7.750% due 1/19/10	1,956,920
2,775,000	A+	Goldman Sachs Group, Inc., Notes, 3.875% due 1/15/09	2,740,060
1,375,000	A-	John Deere Capital Corp., Medium-Term Notes, Series D, 4.125% due 1/15/10	1,366,175

See Notes to Financial Statements.

7        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Diversified Financial Services — 14.0% (continued)
$ 2,300,000	A	Lehman Brothers Holdings, Inc., Notes, 4.000% due 1/22/08	$2,293,151
2,525,000	A+	Merrill Lynch & Co., Inc., Medium-Term Notes, Series B, 3.375% due 9/14/07	2,501,033
2,550,000	A+	Morgan Stanley, 5.800% due 4/1/07	2,622,175
2,308,000	A-	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	2,594,873
3,425,000	AA	Principal Life Global Funding I, Notes, 2.800% due 6/26/08 (a)	3,307,553
2,700,000	A	SLM Corp., Medium-Term Notes, Series A, 3.361% due 1/26/09	2,708,181
2,770,000	A-	Textron Financial Corp., Medium-Term Notes, Series E, 2.750% due 6/1/06	2,743,738
		TIAA Global Markets, Inc.:
600,000	AAA	Notes, 5.000% due 3/1/07 (a)	608,561
3,570,000	AAA	Senior Notes, 3.875% due 1/22/08 (a)	3,549,765
2,780,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07	2,845,725
2,825,000	AAA	USAA Capital Corp., Medium-Term Notes, Series B, 4.000% due 12/10/07 (a)	2,822,070

		Total Diversified Financial Services	47,536,043

Electric — 2.2%
2,725,000	A	Alabama Power Co., Senior Notes, Series L, 7.125% due 10/1/07	2,899,782
2,525,000	A-	Commonwealth Edison Co., First Mortgage Notes, 7.000% due 7/1/05	2,525,000
2,000,000	BBB+	Entergy Gulf States, Inc., First Mortgage Notes, 3.600% due 6/1/08	1,959,210

		Total Electric	7,383,992

Food — 2.3%
2,400,000	A	Campbell Soup Co., Notes, 5.500% due 3/15/07	2,458,507
700,000	A-	Heinz H.J. Co., Notes, 6.000% due 3/15/08	730,358
		McDonald’s Corp., Medium-Term Notes:
559,000	A	Series E, 5.950% due 1/15/08	583,355
1,960,000	A	Series G, 5.375% due 4/30/07	2,006,599
2,000,000	A+	Sysco Corp., Notes, 4.750% due 7/30/05	2,001,656

		Total Food	7,780,475

Health Care-Services — 1.6%
2,625,000	A	UnitedHealth Group, Inc., Senior Notes, 3.300% due 1/30/08	2,565,749
2,725,000	BBB+	WellPoint Health Networks, Inc., Notes, 6.375% due 6/15/06	2,784,143

		Total Health Care-Services	5,349,892

Home Builders — 0.4%
1,350,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	1,358,894

Household Products/Wares — 1.5%
		Kimberly-Clark Corp., Notes:
2,000,000	AA-	4.500% due 7/30/05 (a)	2,001,192
3,022,000	AA-	7.100% due 8/1/07	3,205,970

		Total Household Products/Wares	5,207,162

See Notes to Financial Statements.

8        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Insurance — 7.3%
$ 3,475,000	AA+	AIG SunAmerica Global Funding IX, Notes, 5.100% due 1/17/07 (a)	$3,519,455
3,500,000	AA	Allstate Financial Global Funding, Notes, 2.500% due 6/20/08 (a)	3,345,002
2,509,000	A-	Hartford Financial Services Group, Inc., Senior Notes, 2.375% due 6/1/06	2,464,724
3,600,000	AA	Metropolitan Life Global Funding I, Notes, 2.600% due 6/19/08 (a)	3,476,549
3,000,000	AA	Monumental Global Funding II, Notes, 3.450% due 11/30/07 (a)	2,969,487
3,800,000	AA-	Nationwide Life Global Funding I, Notes, 3.568% due 9/28/07 (a)(b)	3,804,070
3,275,000	AA	Protective Life Secured Trust, Medium-Term Notes, 3.700% due 11/24/08	3,228,017
2,000,000	BBB+	Unitrin, Inc., Senior Notes, 5.750% due 7/1/07	2,051,352

		Total Insurance	24,858,656

Media — 0.8%
2,575,000	A-	Reed Elsevier Capital, Inc., 6.125% due 8/1/06	2,615,775

Oil & Gas — 1.2%
2,250,000	A-	Conoco Funding Co., 5.450% due 10/15/06	2,291,285
1,830,000	A	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	1,958,424

		Total Oil & Gas	4,249,709

Oil & Gas Services — 0.5%
1,700,000	BBB+	Cooper Cameron Corp., Senior Notes, 2.650% due 4/15/07	1,650,003

Pharmaceuticals — 2.1%
3,450,000	AA	Eli Lilly & Co., Notes, 3.340% due 8/24/07 (b)	3,453,195
3,525,000	AA-	Merck & Co., Inc., Notes, 5.250% due 7/1/06	3,569,757

		Total Pharmaceuticals	7,022,952

Retail — 2.7%
2,548,000	A	Costco Wholesale Corp., Senior Notes, 5.500% due 3/15/07	2,604,245
2,825,000	A+	Lowe’s Cos., Inc., Notes, 7.500% due 12/15/05	2,870,073
3,725,000	AA	Wal-Mart Stores, Inc., Notes, 3.375% due 10/1/08	3,654,653

		Total Retail	9,128,971

Telecommunications — 2.8%
2,000,000	A	Cingular Wireless LLC, Senior Notes, 5.625% due 12/15/06	2,033,954
2,750,000	A+	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09	2,855,828
2,500,000	A	SBC Communications, Inc., Notes, 5.750% due 5/2/06	2,536,098
2,000,000	A	United Technologies Corp., Notes, 7.000% due 9/15/06	2,070,744

		Total Telecommunications	9,496,624

Textiles — 0.8%
2,610,000	A	Cintas Corp., Number 2, 5.125% due 6/1/07	2,659,895

See Notes to Financial Statements.

9        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Utilities — 0.7%
$ 2,289,000	BBB+	United Utilities PLC, Notes, 6.450% due 4/1/08	$2,414,993

		TOTAL CORPORATE BONDS & NOTES (Cost — $185,009,913)	183,221,699

ASSET-BACKED SECURITIES — 3.2%
Automobile — 0.9%
3,000,000	AAA	Hertz Vehicle Financing LLC, Series 2002-S3, Class A2, 2.380% due 5/25/08	2,918,025

Home Equity — 2.3%
3,000,000	AA	Countrywide, Inc., Series 2002-S3, Class M1, 4.800% due 5/25/32	3,005,787
3,800,000	Aaa(c)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/35	3,799,406
1,000,000	AAA	Structured Asset Investment Loan Trust, Series 2003-BC10, Class 3A5, 3.794% due 10/25/33 (b)	1,002,438

		Total Home Equity	7,807,631

		TOTAL ASSET-BACKED SECURITIES (Cost — $10,882,865)	10,725,656

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.9%
3,012,538	AAA	Bank of America Mortgage Securities, Series 2004-03, Class 1A17, 4.000% due 4/25/34	2,989,323
		Countrywide Home Loans:
4,401,736	AAA	Series 2003-02, Class A2, 4.000% due 3/25/33 (b)	4,303,111
1,585,136	AAA	Series 2003-HYB1, Class 1A1, 3.757% due 3/25/33 (b)	1,568,861
332,513	AAA	Series 2003-HYB3, Class 6A1, 3.873% due 11/19/33 (b)	330,953
		Fannie Mae:
466,179	AAA	Series 2003-W06, Class 1A21, 3.279% due 10/25/42	465,404
3,215,022	AAA	Series 2003-W08, Class 4A, 4.297% due 11/25/42 (b)	3,273,780
2,551,285	AAA	Series 2003-W12, Class 2A3, 2.420% due 6/25/43	2,535,388
2,000,000	AAA	Series 2003-W15, Class 2A4, 4.250% due 8/25/43	1,992,299
2,210,352	AAA	Series 2004-T2, Class 2A, 4.298% due 7/25/43 (b)	2,255,082
304,579	AAA	Federal Home Loan Mortgage Corp. (FHLMC), Series 2525, Class AM, 4.500% due 4/15/32	293,372
806,513	AAA	Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass Through Securities, Series T-51, Class 1A, 6.500% due 9/25/43	833,985
2,004,365	AAA	Freddie Mac, Series 2860, Class CP, 4.000% due 10/15/17	1,988,729
2,744,417	AA	GSR Mortgage Loan Trust, Series 2004-11, Class B1, 4.624% due 9/25/34 (b)	2,736,268
14,364	AAA	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A1, 5.146% due 4/15/35	14,354
		MASTR:
1,052,487	AAA	Adjustable Rate Mortgages Trust, Series 2002-04, Class 3A1, 5.200% due 11/25/32 (b)	1,057,826

See Notes to Financial Statements.

10        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 18.9% (continued)
		Asset Securitization Trust:
$ 501,582	AAA	Series 2003-04, Class 6A2, 4.375% due 5/25/33	$479,859
1,651,663	AAA	Series 2004-01, Class 1A1, 5.000% due 2/25/34	1,660,785
		Merrill Lynch Mortgage Investors, Inc.:
2,978,955	AA	Series 2003-A2, Class 2M1, 5.144% due 3/25/33 (b)	2,990,149
1,708,130	AAA	Series 2003-A5, Class 2A3, 3.246% due 8/25/33	1,702,558
1,903,928	AAA	Series 2003-A6, Class 1A, 3.811% due 9/25/33 (b)	1,895,553
		Structured Adjustable Rate Mortgage Loan Trust:
1,666,755	AAA	Series 2004-7, Class A1, 3.584% due 6/25/34	1,667,620
3,272,031	AAA	Series 2005-04, Class 1A1, 5.393% due 3/25/35 (b)	3,320,039
		Structured Asset Securities Corp.:
2,887,687	AA	Series 2002-03, Class B2, 6.500% due 3/25/32	3,017,176
2,256,564	AAA	Series 2002-08A, Class 7A1, 4.315% due 5/25/32 (b)	2,269,006
1,245,331	AA	Series 2002-11A, Class B2II, 5.658% due 6/25/32 (b)	1,243,489
1,487,007	A	Series 2002-16A, Class B2II, 6.529% due 8/25/32 (b)	1,489,381
1,744,407	AAA	Series 2004-02, Class 4A1, 4.260% due 3/25/34	1,739,883
1,202,906	AAA	Series 2004-04, Class 3A1, 3.640% due 4/25/34	1,183,927
965,893	AAA	Series 2004-05, Class 1A, 4.488% due 5/25/34 (b)	973,616
753,665	AAA	Series 2004-6XS, Class A2, 3.210% due 3/25/34	752,157
1,846,153	AAA	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7, 4.208% due 6/25/33	1,847,882
3,561,737	AAA	Washington Mutual Mortgage Securities Corp., Series 2002-S3, Class 1B2, 6.500% due 6/25/32	3,555,165
		Wells Fargo Mortgage Backed Securities Trust:
2,171,302	Aaa(c)	Series 2003-4, Class A17, 4.500% due 6/25/33	2,167,663
3,552,493	A	Series 2004-I, Class B2, 3.372% due 7/25/34 (b)	3,537,943

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $64,684,620)	64,132,586

MORTGAGE-BACKED SECURITIES — 7.1%
FHLMC — 0.2%
567,597		Federal Home Loan Mortgage Corp. (FHLMC), 6.021% due 6/1/31	582,185

FNMA — 6.9%
		Federal National Mortgage Association (FNMA):
187,937		6.073% due 5/1/32 (b)	190,769
1,327,443		5.261% due 8/1/32 (b)	1,357,174
2,153,405		4.825% due 12/1/32 (b)	2,156,924
2,568,875		4.604% due 1/1/33 (b)	2,593,663
1,798,952		4.128% due 6/1/33 (b)	1,787,122
3,493,340		4.505% due 6/1/33 (b)	3,504,046
2,890,500		5.528% due 3/1/34 (b)	2,969,852
3,311,345		3.930% due 5/1/34 (b)	3,313,095
5,509,790		4.538% due 8/1/34 (b)	5,586,502

		TOTAL FNMA	23,459,147

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $24,286,624)	24,041,332

See Notes to Financial Statements.

11        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
SOVEREIGN BOND — 0.9%
Canada — 0.9%
$ 2,964,000	AA	Province of Ontario, 3.282% due 3/28/08 (Cost — $2,944,420)	$2,904,750

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.3%
U.S. Government Agency Obligations — 3.8%
2,300,000		Federal Home Loan Bank (FHLB), 5.125% due 3/6/06	2,321,726
		Federal National Mortgage Association (FNMA):
2,100,000		6.625% due 9/15/09	2,316,247
1,026,393		4.644% due 2/1/33 (b)	1,040,122
1,435,872		4.873% due 2/1/33 (b)	1,457,467
2,041,094		4.468% due 4/1/33 (b)	2,062,092
3,679,970		4.689% due 4/1/33 (b)	3,734,824

		Total U.S. Government Agency Obligations	12,932,478

U.S. Government Obligations — 4.5%
		U.S. Treasury Notes:
3,450,000		3.375% due 2/28/07-10/15/09	3,414,674
9,000,000		3.125% due 5/15/07-9/15/08	8,893,740
3,000,000		4.000% due 6/15/09	3,033,282

		Total U.S. Government Obligations	15,341,696

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $28,346,015)	28,274,174

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $316,154,457)	313,300,197

See Notes to Financial Statements.

12        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 7.0%
Repurchase Agreement — 7.0%
$23,935,000	Interest in $599,362,000 joint tri-party repurchase agreement dated 6/30/05 with Merrill Lynch & Co., Inc., 3.350% due 7/1/05, Proceeds at maturity — $23,937,227; (Fully collateralized by various U.S. Treasury obligations and U.S. government agency obligations, 0.000% to 4.625% due 6/16/06 to 1/13/33; Market value — $24,413,723) (Cost — $23,935,000)	$23,935,000

	TOTAL INVESTMENTS — 99.4% (Cost — $340,089,457#)	337,235,197
	Other Assets in Excess of Liabilities — 0.6%	1,981,811

	TOTAL NET ASSETS — 100.0%	$339,217,008

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(b)	Variable rate securities. Rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(c)	Rating by Moody’s Investors Service.
#	Aggregate cost for Federal income tax purposes is substantially the same.

See page 14 for definitions of ratings.

See Notes to Financial Statements.

13        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “BB” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB

—  Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they faced major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Baa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

14       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $340,089,457)	$337,235,197
Cash	1,120
Interest receivable	3,094,062
Receivable for Fund shares sold	368,608
Prepaid expenses	31,150

Total Assets	340,730,137

LIABILITIES:
Payable for Fund shares repurchased	743,608
Dividends payable	523,908
Management fee payable	124,841
Transfer agent fees payable	37,748
Distribution fees payable	15,151
Directors’ fees payable	7,655
Accrued expenses	60,218

Total Liabilities	1,513,129

Total Net Assets	$339,217,008

NET ASSETS:
Par value (Note 6)	$811,803
Paid-in capital in excess of par value	345,533,410
Undistributed net investment income	15,049
Accumulated net realized loss on investments and futures contracts	(4,288,994)
Net unrealized depreciation on investments	(2,854,260)

Total Net Assets	$339,217,008

Shares Outstanding:
Class A	21,764,108

Class B	1,245,001

Class C	4,027,023

Class Y	54,144,192

Net Asset Value:
Class A (and redemption price)	$4.18

Class B *	$4.18

Class C (and redemption price)	$4.18

Class Y (and redemption price)	$4.18

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$4.27

*	Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

See Notes to Financial Statements.

15        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Interest	$6,485,173

EXPENSES:
Management fee (Note 2)	807,170
Distribution fees (Notes 2 and 4)	204,801
Transfer agent fees (Notes 2 and 4)	53,366
Shareholder reports (Note 4)	25,178
Registration fees	21,737
Custody	18,673
Legal fees	7,465
Insurance	6,829
Audit and tax	5,589
Directors’ fees	4,414
Miscellaneous expenses	3,932

Total Expenses	1,159,154

Net Investment Income	5,326,019

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(875,124)
Futures contracts	126,517

Net Realized Loss	(748,607)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,075,892)
Futures contracts	2,416

Change in Net Unrealized Appreciation/Depreciation	(1,073,476)

Net Loss on Investments and Futures Contracts	(1,822,083)

Increase in Net Assets From Operations	$3,503,936

See Notes to Financial Statements.

16        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited) and the Year Ended December 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$5,326,019	$8,934,062
Net realized gain (loss)	(748,607)	74,465
Change in net unrealized appreciation/depreciation	(1,073,476)	(3,720,462)

Increase in Net Assets From Operations	3,503,936	5,288,065

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(5,326,170)	(10,039,142)

Decrease in Net Assets From Distributions to Shareholders	(5,326,170)	(10,039,142)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	61,714,866	136,796,940
Reinvestment of distributions	1,152,250	2,588,976
Cost of shares repurchased	(93,867,745)	(83,459,300)

Increase (Decrease) in Net Assets From Fund Share Transactions	(31,000,629)	55,926,616

Increase (Decrease) in Net Assets	(32,822,863)	51,175,539
NET ASSETS:
Beginning of period	372,039,871	320,864,332

End of period*	$339,217,008	$372,039,871

* Includes undistributed net investment income of:	$15,049	$15,200

See Notes to Financial Statements.

17        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$ 4.20		$ 4.25		$ 4.28	$ 4.17	$ 4.06	$ 3.97

Income (Loss) From Operations:
Net investment income	0.06		0.10		0.10	0.15	0.20	0.20
Net realized and unrealized gain (loss)	(0.02)		(0.04)		(0.01)	0.11	0.11	0.10

Total Income From Operations	0.04		0.06		0.09	0.26	0.31	0.30

Less Distributions From:
Net investment income	(0.06)		(0.11)		(0.12)	(0.15)	(0.20)	(0.21)

Total Distributions	(0.06)		(0.11)		(0.12)	(0.15)	(0.20)	(0.21)

Net Asset Value, End of Period	$ 4.18		$ 4.20		$ 4.25	$ 4.28	$ 4.17	$ 4.06

Total Return(3)	0.90%		1.45%		2.16%	6.36%	7.76%	7.67%

Net Assets, End of Period (millions)	$91		$91		$91	$90	$51	$44

Ratios to Average Net Assets:
Gross expenses	0.87	%(4)	0.88%		0.87%	0.95%	0.99%	1.01%
Net expenses	0.87	(4)	0.88	(5)	0.87	0.95	0.99	1.01
Net investment income	2.77	(4)	2.32		2.44	3.49	4.75	5.16

Portfolio Turnover Rate	24%		34	%(6)	56%	71%	54%	91%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager has voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

See Notes to Financial Statements.

18        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2005(2)		2004		2003(3)
Net Asset Value, Beginning of Period	$ 4.19		$ 4.25		$ 4.26

Income (Loss) From Operations:
Net investment income	0.05		0.08		0.07
Net realized and unrealized gain (loss)	(0.01)		(0.05)		0.02

Total Income From Operations	0.04		0.03		0.09

Less Distributions From:
Net investment income	(0.05)		(0.09)		(0.10)

Total Distributions	(0.05)		(0.09)		(0.10)

Net Asset Value, End of Period	$ 4.18		$ 4.19		$ 4.25

Total Return(4)	0.86%		0.71%		2.04%

Net Assets, End of Period (millions)	$5		$6		$3

Ratios to Average Net Assets:
Gross expenses	1.42	%(5)	1.39%		1.42	%(5)
Net expenses	1.42	(5)	1.38	(6)	1.42	(5)
Net investment income	2.21	(5)	1.80		1.84	(5)

Portfolio Turnover Rate	24%		34	%(7)	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	For the period January 13, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has voluntarily waived a portion of its fees.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

See Notes to Financial Statements.

19        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004		2003	2002(4)
Net Asset Value, Beginning of Period	$ 4.20		$ 4.26		$ 4.28	$ 4.24

Income (Loss) From Operations:
Net investment income	0.05		0.08		0.08	0.05
Net realized and unrealized gain (loss)	(0.02)		(0.05)		0.00 (5)	0.05

Total Income From Operations	0.03		0.03		0.08	0.10

Less Distributions From:
Net investment income	(0.05)		(0.09)		(0.10)	(0.06)

Total Distributions	(0.05)		(0.09)		(0.10)	(0.06)

Net Asset Value, End of Period	$ 4.18		$ 4.20		$ 4.26	$ 4.28

Total Return(6)	0.63%		0.67%		1.88%	2.34%

Net Assets, End of Period (millions)	$17		$24		$26	$10

Ratios to Average Net Assets:
Gross expenses	1.42	%(7)	1.41%		1.39%	1.32	%(7)
Net expenses	1.42	(7)	1.41	(8)	1.39	1.32	(7)
Net investment income	2.21	(7)	1.77		1.85	2.81	(7)

Portfolio Turnover Rate	24%		34	%(9)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended June 30, 2005 (unaudited).
(4)	For the period August 5, 2002 (inception date) to December 31, 2002.
(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(7)	Annualized.
(8)	The investment manager has voluntarily waived a portion of its fees.
(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

See Notes to Financial Statements.

20        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005(2)		2004		2003		2002	2001	2000
Net Asset Value, Beginning of Period	$ 4.20		$ 4.26		$ 4.28		$ 4.17	$ 4.06	$ 3.97

Income (Loss) From Operations:
Net investment income	0.06		0.11		0.12		0.17	0.22	0.23
Net realized and unrealized gain (loss)	(0.00	)(3)	(0.04)		(0.00	)(3)	0.11	0.11	0.08

Total Income From Operations	0.06		0.07		0.12		0.28	0.33	0.31

Less Distributions From:
Net investment income	(0.06)		(0.13)		(0.14)		(0.17)	(0.22)	(0.22)

Total Distributions	(0.06)		(0.13)		(0.14)		(0.17)	(0.22)	(0.22)

Net Asset Value, End of Period	$ 4.18		$ 4.20		$ 4.26		$ 4.28	$ 4.17	$ 4.06

Total Return(4)	1.08%		1.61%		2.78%		6.81%	8.25%	8.18%

Net Assets, End of Period (millions)	$226		$251		$201		$130	$73	$53

Ratios to Average Net Assets:
Gross expenses	0.49	%(5)	0.49%		0.50%		0.52%	0.53%	0.54%
Net expenses	0.49	(5)	0.49	(6)	0.50		0.52	0.53	0.54
Net investment income	3.12	(5)	2.69		2.79		3.93	5.17	5.65

Portfolio Turnover Rate	24%		34	%(7)	56%		71%	54%	91%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has voluntarily waived a portion of its fees.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

See Notes to Financial Statements.

21        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Short-Term Investment Grade Bond Fund (“Fund”), a separate diversified investment fund of Smith Barney Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as

22       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face

23       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

24       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.45% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended June 30, 2005, the Fund paid transfer agent fees of $28,088 to CTB. In addition, for the six months ended June 30, 2005, the Fund also paid $10,181 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2005, CGM and its affiliates received sales charge of approximately $19,000 on sales of the Fund’s Class A shares.

In addition, for the six months ended June 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B
CDSCs	$13,000	$5,000

Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

25       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3.	Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$54,917,935	$23,945,113

Sales	64,199,261	17,575,791

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$470,939
Gross unrealized depreciation	(3,325,199)

Net unrealized depreciation	$(2,854,260)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. For the six months ended June 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$111,560	$19,841	$73,400

For the six months ended June 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$40,547	$1,431	$10,885	$503

For the six months ended June 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$15,638	$3,283	$4,465	$1,792

26       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$1,234,439	$2,431,799
Class B	58,448	112,553
Class C(1)	216,327	542,516
Class Y	3,816,956	6,952,274

Total	$5,326,170	$10,039,142

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Shares

At June 30, 2005, the Company had 2 billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,073,806	$21,214,488	8,306,814	$35,115,456
Shares issued on reinvestment	233,657	975,213	498,103	2,103,327
Shares repurchased	(5,341,739)	(22,293,357)	(8,384,570)	(35,438,712)

Net Increase (Decrease)	(34,276)	$(103,656)	420,347	$1,780,071

Class B
Shares sold	247,272	$1,031,488	1,248,115	$5,291,043
Shares issued on reinvestment	8,297	34,611	16,875	71,166
Shares repurchased	(357,431)	(1,489,248)	(637,363)	(2,689,696)

Net Increase (Decrease)	(101,862)	$(423,149)	627,627	$2,672,513

Class C(1)
Shares sold	337,476	$1,410,876	3,007,479	$12,761,044
Shares issued on reinvestment	33,696	140,875	97,136	410,839
Shares repurchased	(2,027,399)	(8,482,856)	(3,434,837)	(14,525,901)

Net Decrease	(1,656,227)	$(6,931,105)	(330,222)	$(1,354,018)

Class Y
Shares sold	9,101,658	$38,058,014	19,790,165	$83,629,397
Shares issued on reinvestment	372	1,551	863	3,644
Shares repurchased	(14,759,547)	(61,602,284)	(7,286,906)	(30,804,991)

Net Increase (Decrease)	(5,657,517)	$(23,542,719)	12,504,122	$52,828,050

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

27       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

At December 31, 2004, the Fund had for Federal income tax purposes approximately $3,513,366 of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

	2007	2008	2012
Carryforward Amounts	$1,708,699	$800,922	$1,003,745

8.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer

28       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the

29       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

“Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

30       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

31       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement

Background

The members of the Board of Smith Barney Funds, Inc. — Smith Barney Short-Term Investment Grade Bond Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset

32       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

33       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The Board reviewed information comparing the Fund’s performance to that of all retail and institutional funds classified as “short investment-grade debt funds” by Lipper. This information showed that performance for the 3- and 5-year periods was better than the median. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager . The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the

34       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 12 retail front-end load funds (including the fund) classified as “short investment-grade debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group and, indeed, the Contractual Management Fee was better than the median. The Board noted that the Fund’s actual total expense ratio was within the median range and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

35       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

36       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

SMITH BARNEY FUNDS, INC.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President
and Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Mark Lindbloom

Vice President and

Investment Officer

Domenick M. Masotti

Vice President and

Investment Officer

Theresa M. Veres

Vice President and

Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money

Laundering Compliance

Officer and Chief Compliance

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Funds, Inc.

Short-Term Investment

Grade Bond Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. —  Short-Term Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2 New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0632 8/05	05-8940

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY FUNDS, INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Funds, Inc.

Date: September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc

Date: September 7, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Funds, Inc.

Date: September 7, 2005